Commitments And Contingent Liabilities	12 Months Ended
Dec. 31, 2014
Commitments And Contingent Liabilities [Abstract]
Commitments And Contingent Liabilities

NOTE 13:-    COMMITMENTS AND CONTINGENT LIABILITIES

a.          Lease commitments:

The Company and its subsidiaries lease their facilities and motor vehicles under various operating lease agreements that expire on various dates. Aggregate minimum rental commitments under non-cancelable leases at December 31, 2014, are as follows:

	Facilities	Motor vehicles	Total

2015	$4,519	$1,075	$5,594
2016	3,692	835	4,527
2017	3,398	797	4,195
2018	809	-	809
2019 and thereafter	538	-	538

	$12,956	$2,707	$15,663

Expenses for lease of facilities for the years ended December 31, 2012, 2013 and 2014 were approximately $ 8,473, $ 8,182 and $ 5,426, respectively.

Expenses for the lease of motor vehicles for the years ended December 31, 2012, 2013 and 2014 were approximately $ 1,404, $ 1,568 and $ 1,174, respectively.

b.        In 2013, the Company received an approval for a grant from the Government of Israel through the Office of the Chief Scientist, for the financing of certain research and development expenditures in Israel in the amount of approximately $ 660. In 2014, the Company received three additional approvals for grants from the Government of Israel through the Office of the Chief Scientist (the "New Grants") in the total amount of approximately $ 1,760, most of which has already been received.  The New Grants require the Company to comply with the requirements of the Research and Development Law in the same manner applicable to previous grants. In a case involving the transfer outside of Israel of technology or know how developed with the New Grants, the Company may be required to pay any royalties related to past sales of products based on the technology or know how developed with the New Grants.

c.         Charges and guarantees:

As of December 31, 2013 and 2014, the Company provided bank guarantees in an aggregate amount of $ 36,706 and $ 27,890, respectively, with respect to tender offer guarantees and performance guarantees to its customers.

d.         Litigations:

The Company is currently involved in various claims and legal proceedings. The Company reviews the status of each matter and assesses its potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable and the amount can be reasonably estimated, the Company accrues a liability for the estimated loss.

The Company cannot estimate the exposure amount, and in any case, these allegations have not resulted in any action brought against the Company. The Company's management does not believe that it is probable that the above mentioned allegations will result in a loss to the Company. Accordingly, no provision was recorded with respect to these allegations. On January 6, 2015 the Company was served with a motion to approve a purported class action, naming the Company, its Chief Executive Officer and its directors as defendants. For further details regarding the purported class action, see note 20a.

e.          Indirect taxes:

The Company recorded a provision for indirect tax liabilities in Latin America, mainly related to VAT and Custom duties for the years ended December 31, 2013 and 2014, in the amount of approximately $ 16,467 and $ 11,448, respectively. During the years ended December 31, 2012, 2013 and 2014, the Company included in its net loss an income as a result of decrease of provision of certain pre-acquisition indirect tax exposures due to lapses of applicable statute of limitation, in the amounts of $ 0, $ 7,657 and $ 3,027, respectively, that were recorded in statements of operations.